Fourth Quarter 2025 Results Brickell Flatiron, Miami, United States Exhibit 3

Except as the context otherwise may require, references in this presentation to “Cemex,” “we,” “us,” “our,” or similar expressions refer to Cemex, S.A.B. de C.V. (NYSE: CX; BMV: CEMEX.CPO) and its consolidated entities. The information included in this presentation contains forward-looking statements within the meaning of applicable securities laws and regulations, including but not limited to Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. We intend these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of applicable securities laws and regulations in all jurisdictions where such provisions exist, including but not limited to the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to Cemex’s plans, objectives, goals, targets, and expectations (operative, financial or otherwise), and typically can be identified by the use of words such as, but not limited to, “will,” “may,” “assume,” “might,” “should,” “could,” “continue,” “would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” “target”, “goal”, “strategy,” “intend,” “aimed”, or other forward-looking words. Unless otherwise indicated, these forward-looking statements reflect our expectations and projections about the future based on certain assumptions and on our knowledge of facts and circumstances as of the date such forward-looking statements are made. Although Cemex believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results, performance and/or achievements may vary, including materially from historical results, performance and/or achievements or those anticipated by forward-looking statements due to various factors. Among others, such risks, uncertainties, assumptions, and other important factors that could cause results and any estimate, projection and/or guidance presented in this presentation to differ or fail to materialize, or that otherwise could have an impact on us, include those discussed in Cemex’s most recent annual report and those detailed from time to time in Cemex’s other filings with the U.S. Securities and Exchange Commission (“SEC”), the Mexican National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores) (“CNBV”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores) (“BMV”), which factors are incorporated herein by reference, including, but not limited to: changes in general economic, political and social conditions, including government shutdowns, new governments or regimes and decisions implemented by such new governments or regimes, changes in laws or regulations in the countries in which we do business, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, any slowdown in the flow of remittances into countries where we operate, consumer confidence and the liquidity of the financial and capital markets in Mexico, the United States of America, the European Union (the “EU”), the United Kingdom, or other countries in which we operate; the cyclical activity of the construction sector and reduced construction activity in our end markets or reduced use in our end markets for our products; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the public and private infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash or other contributions to the pension plans; changes in spending levels for residential and commercial construction and general infrastructure projects; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating or not obtaining investment grade debt ratings from additional rating agencies on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices of raw materials, goods and services, as a result of inflation, trade barriers, measures imposed by governments or as a result of conflicts between countries that disrupt supply chains; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment, services and essential suppliers; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other environmental, climate and related liabilities relating to existing and/or divested businesses, assets and/or operations; our ability to secure and permit aggregates reserves in strategically located areas in amounts that our operations require to operate or operate in a cost-efficient manner; the timing and amount of federal, state, and local funding for infrastructure; changes in our effective tax rate; our ability to comply with regulations and implement technologies and other initiatives that aim to reduce and/or capture CO2 emissions and comply with related carbon emissions regulations in place in the jurisdictions where we have operations; the legal and regulatory environment, including environmental, climate, trade, energy, tax, antitrust, sanctions, export controls, construction, human rights and labor welfare, and acquisition-related rules and regulations in the countries and regions in which we have operations; the effects of currency fluctuations on our results of operations and financial condition; our ability to satisfy our obligations under our debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, and also regarding our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by third parties, government and regulatory agencies, including antitrust investigations and claims; our ability to protect our reputation and intellectual property; our ability to consummate asset sales or consummate asset sales in terms favorable to Cemex, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing and commercial initiatives for our products and services, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; the effects of climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, shortage of usable water, wildfires and natural disasters, such as earthquakes, hurricanes, tornadoes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including but not limited to tariffs or import taxes, including those imposed by the United States of America to key markets in which we operate, in particular, Mexico and the EU, and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement (the “USMCA”), and the overall impact that the imposition or threat of trade barriers may cause on the overall economy of the countries in which we do business or that are part of our global supply chain; availability and cost of trucks, railcars, barges, and ships, terminals, warehouses, as well as their licensed operators, drivers, staff and workers for transport, loading and unloading of our materials or that are otherwise a part of our supply chain; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities, and how any measures implemented by governments to detect and prevent money laundering, terrorism financing and corruption, and other illegal activities, affect our customers, suppliers and countries in which we do business in general; defaults, losses or disruptions in agreements, financial transactions or operations resulting from sanctions or restrictions imposed on any financial institution, including but not limited to banks, common representatives, trustees, payment processors, paying agents or other financial intermediaries, or any related parties; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as global, regional or national instability, hostilities, war, and armed conflicts, including the current war between Russia and Ukraine, conflicts in the Middle East and any insecurity and hostilities in Mexico related to illegal activities or organized crime and any actions any government takes to prevent these illegal activities and organized crime; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; natural disasters and other unforeseen events (including global health hazards such as, for example, COVID-19); and our ability to implement our climate action program in effect at any given time, if any, including our current “Future in Action” climate action program, and to achieve our sustainability goals and objectives in effect at any given time, if any, including under our current “Future in Action” climate action program. Many factors could cause Cemex’s expectations, expected results, and/or projections expressed in this presentation not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and rate of success and/or implementation of technologies, some of which are not yet proven, among other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance and/or achievements may vary materially from historical results, performance, and/or achievements and/or results, performance and/or achievements expressly or implicitly anticipated by the forward-looking statements, or otherwise could have an impact on us. Forward-looking statements should not be considered guarantees of future performance, and past results or developments are not indicative of results or developments in subsequent periods. Actual results, performance and/or achievements of Cemex’s operations and the development of market conditions in which Cemex operates, or other circumstances that may materialize, may differ materially from those described in, or suggested by, the forward-looking statements contained in the information disclosed in this presentation. Any or all of Cemex’s forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates on which they are made. The forward-looking statements and the information contained in this presentation are made and stated as of the dates specified in this presentation and are subject to change without notice; and, except to the extent legally required, we expressly disclaim, any obligation or undertaking to update or correct the information contained in this presentation or revise any forward-looking statements in this presentation, whether to reflect new information, the occurrence of anticipated or unanticipated future events or circumstances, any change in our expectations regarding those forward-looking statements, any change in events, conditions, or circumstances on which any such statement is based, or otherwise. Readers should review future reports filed or furnished by us with the SEC, the CNBV and the BMV. Market data used in this presentation not attributed to a specific source are estimates of Cemex and have not been independently verified. Certain financial and statistical information contained in this presentation is subject to rounding adjustments; accordingly, any discrepancies between the totals and the sums of the amounts listed are due to rounding. Unless otherwise specified, all references to records are internal records of Cemex. This presentation includes certain non-International Financial Reporting Standards (“IFRS”) financial measures that differ from financial information presented by Cemex in accordance with IFRS in its financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA” (operating earnings before other expenses, net plus depreciation and amortization) and “Operating EBITDA Margin”. The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. Our Operating EBITDA Margin is calculated by dividing our Operating EBITDA for the period by our revenues as reported in our financial statements for the same period. We believe there is no close IFRS financial measure to compare Operating EBITDA Margin. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA and Operating EBITDA Margin are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by Cemex’s management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by Cemex’s creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, Cemex’s management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. The financial measures presented in the presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Also, this presentation includes statistical data regarding the production, distribution, marketing and sale of cement, ready-mix concrete, clinker, aggregates, and Urbanization Solutions. Cemex generated some of this data internally, and some was obtained from independent industry publications and reports that Cemex believes to be reliable sources. Cemex has not independently verified this data nor sought the consent of any organization to refer to their reports in this presentation. Cemex acts in strict compliance with antitrust laws and as such, among other measures, maintains an independent pricing policy that has been independently developed and its core element is to price Cemex’s products and services based upon their quality and characteristics as well as their value to Cemex’s customers. Cemex does not accept any communications or agreements of any type with competitors regarding the determination of Cemex’s prices for Cemex’s products and services. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases, refer to Cemex’s prices for Cemex’s products. The information, statements, and opinions contained in this presentation are for informational purposes only and do not constitute a public offer under any applicable legislation, an offer to sell, or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. You should not construe any such information or other material as legal, tax, investment, financial, or other advice. Cemex is not responsible for any third-party information referenced. Cautionary Statement Regarding Environmental, Social, and Governance (“ESG”) and Sustainability-Related Data, Metrics, and Methodologies This presentation may include non-financial metrics, estimates, or other information related to ESG and sustainability matters that are subject to significant uncertainties, which may include the methodology, collection, and verification of data, various estimates, and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information on ESG and sustainability matters that may be contained in the presentation requires the application of a number of key judgments, assumptions, and estimates. The reported measures reflect good faith estimates, assumptions, and judgments at the given point in time. There is a risk that these judgments, estimates, or assumptions may subsequently prove to be incorrect and/or, to the extent legally required, may need to be restated or changed. The disclosure of information on sustainability related matters is not yet subject to the same recognized or accepted reporting or accounting principles and rules as traditional financial information. Consequently, there are no commonly accepted reporting practices for us to follow, and ESG metrics among organizations in our industry may not be comparable. In addition, the underlying data, systems, and controls that support non-financial reporting are generally considerably less sophisticated than the systems and internal control for financial reporting and rely on manual processes. This may result in non-comparable information between organizations and/or between reporting periods within organizations as methodologies continue to develop and/or be socialized. The further development of or changes to accounting and/or reporting standards could materially impact the performance metrics, data points, and targets contained in the presentation, and the reader may not be able to compare non-financial information performance metrics, data points, or targets between reporting periods on a direct like-for-like basis. Additionally, the information disclosed in this presentation may contain references to “green,” “social,” “sustainable,” or equivalent-labelled activities, products, assets, or projects. There is currently no single globally recognized or accepted, consistent, and comparable set of definitions or standards (legal, regulatory, or otherwise) of, nor widespread cross-market consensus i) as to what constitutes, a “green”, “social”, or “sustainable” or having equivalent-labelled activity, product, or asset; or ii) as to what precise attributes are required for a particular activity, product, or asset to be defined as “green”, “social”, or “sustainable” or such other equivalent label; or iii) as to climate and sustainable funding and financing activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that our activities, products, or assets and/or reporting of such activities and/or reporting of those activities, products, or assets will meet any present or future expectations or requirements for describing or classifying such activities, products, or assets as “green”, “social”, or “sustainable” or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Cautionary Statement Regarding Forward-Looking ESG or Sustainability Statements Certain sections in the presentation may contain ESG- or sustainability-related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections, targets, goals and other metrics, including but not limited to: climate and emissions, business and human rights, corporate governance, research and development and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ambitions when finalized, including the implementation of technologies and other initiatives that aim to reduce and/or capture CO2 emissions. These forward-looking statements may also include references to specific programs, such as our current “Future in Action” climate action program, as well as various ESG-related indicators, objectives or metrics disclosed previously or that may be disclosed in the future, none of which are guarantees and any and all of which may ultimately not be achieved or may be abandoned at any time, whether in part, in full, or within any specific timeframe. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, which include, but are not limited to: the extent and pace of climate change, including the timing and manifestation of physical and transition risks; the macroeconomic environment; uncertainty around future climate-related policy, including the timely implementation and integration of adequate government policies; the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers, and other stakeholders to mitigate the impact of climate and sustainability-related risks; changes in customer behavior and demand, changes in the available technology for mitigation and the effectiveness of any such technologies, as some of these new technologies may be unproven; excessive costs and expenses related to acquire and/or develop technology for mitigation; the roll-out of low carbon infrastructure; the availability and adoption of renewable energy in our value chain; the development of carbon capture, circular utilization, and sequestration technologies, including the adoption of cost-effective carbon-related technologies such as carbon capture, utilization, and storage ; the availability of accurate, verifiable, reliable, consistent, and comparable climate-related data; lack of transparency and comparability of climate-related forward-looking methodologies; variation in approaches and outcomes, as variations in methodologies may lead to under or overestimates and consequently present exaggerated indication of climate-related risk; and reliance on assumptions and future uncertainty. Calculations of forward-looking metrics are complex and require many methodological choices and assumptions. Accordingly, undue reliance should not be placed on these forward-looking statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements, and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements, and expectations will not be interpreted differently than our understanding when defining sustainability-related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. UNLESS OTHERWISE NOTED, ALL MONETARY FIGURES ARE PRESENTED IN DOLLARS, BASED ON INTERNATIONAL FINANCIAL REPORTING STANDARDS, AS APPLICABLE Copyright Cemex, S.A.B. de C.V. and its subsidiaries

2025: A story of two halves, with strong second half recovery led by transformation


YoY% Variation
17%
8%
EBITDA
Net Sales
-6%
-14%
1H25
2H25

	1H25	2H25
EBITDA Margin	-1.5pp	+1.6pp

Robust FCF from Operations of $1.4B, with 46% conversion rate adjusted for one-off cash expenses[1]

Delivered **~$200 M in recurrent EBITDA saving** under **Project Cutting Edge**

Sale of Panama[2] with partial proceeds invested in **US aggregates business**

2% decline in consolidated gross CO_2 emissions driven by reduction in clinker factor

Delivering on our commitment to **enhance shareholder return**



1) FCF from Operations excluding severance payments and discontinued operations.
Conversion rate based on FCF from Operations excluding severance payments and discontinued operations divided by EBITDA.

2) On October 3rd , 2025, Cemex successfully closed the divestment of its cement, ready-mix, aggregates assets, and rights to acquire reserves in Panama, while retaining the admixtures business.

3

Positive full-year results with stellar FCF



Net Sales
0%
16,063 16,132
2024 2025
EBITDA
+1%
3,058 3,080
2024 2025
EBITDA Margin
+0.1pp
19.0% 19.1%
2024 2025
Net Income
+2%
939 960
2024 2025
FCF from Operations
+15%
1,064 1,222
2024 2025

4Q25 YoY:	Net Sales	EBITDA	EBITDA Margin
	+11%	**+16%**	**+0.8pp**



CEMEX
Adj. FCF from Ops. Conversion rate[1]
+15pp
31%
46%
2024
2025

NAYA Residential Resort, Nayarit, Mexico.

Millions of U.S. dollars

1) FCF from Operations excluding severance payments and discontinued operations divided by EBITDA

4

EMEA volume growth with improving trend in Mexico Domestic gray cement USA SCAC MEX EMEA 4Q25 YoY % Volume Growth Cement1 Ready-mix Aggregates CONSOLIDATED VOLUMES YoY % Volume Growth EUROPE FY2025 YoY volumes (1%) (2%) (2%) (3%) (6%) (2%) (8%) (11%) (12%) 2% (5%) (11%) 5% (2%) 2% 7% 6% 3%

Positive pricing dynamics in most markets in 2025 Cement1 Ready-mix Aggregates 2025 YoY and QoQ Price % Domestic gray cement Note: All price variations are based on FOB prices. For Cemex and all its regions, prices are calculated on a volume-weighted average basis at constant foreign-exchange rates. USA SCAC MEX EMEA (1%) 0% 5% Sequential (3Q25 to 4Q25) (1%) (1%) (3%) (2%) (2%) 11% (4%) 0% 1% (2%) (1%) (1%) CONSOLIDATED PRICES 2025 EUROPE 0% 0% 0%

2025 EBITDA largely explained by Project Cutting Edge and pricing EBITDA Millions of U.S. dollars 19.1% +0.1pp EBITDA margin 19.0%

ACHIEVED Ongoing transformation delivering cost efficiencies and higher margins EBITDA Savings under Project Cutting Edge (US$ M) EXPECTED 2H25 YoY Improvements EBITDA Margin COGS as % of Sales Op. Exp. as % of Sales Mexico +4.7pp -1.3pp -3.1pp US +1.0pp -1.6pp 0.2pp EMEA +0.5pp 0.4pp -0.8pp SCAC +3.2pp -1.2pp -0.5pp Cemex +1.6pp -0.6pp -1.1pp EBIT: +25% YoY EBITDA: +17% YoY

Regional Highlights Aldea Nizuc, Cancún, Mexico

Casa AV, Veracruz, Mexico Mexico: Recovery accelerating supported by transformation Higher sales in 4Q, marking first quarter with YoY growth since Mexico’s election in June 2024 Robust EBITDA performance and margin expansion in 4Q driven by cost efficiencies and prices Continued recovery of demand conditions; average daily cement sales in 4Q increased by 8% sequentially, outperforming historical seasonality Expect positive outlook for 2026, with projected increased public spending in social programs and infrastructure Millions of U.S. dollars *** 4T25 vs. 4T24 4T25 vs. 3T25 Acum. 3T25 vs. Acum. 3T24 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen 0 0 0 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen 0 0 0 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen 0 0 0 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Revisar dato de Volumenes si son l-t-l, ajustados por x cosas YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume 0 0 0 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume 0 0 0 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume 0 0 0 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.72 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 7512.2278725109418 6789.3107951135835 -9.623204855681855E-2 6921.412730379222 Total debt1 7512.2278725109418 6789.3107951135835 -9.623204855681855E-2 6921.412730379222 Corto Plazo 4.7330096576653422E-2 0.113225047938846 0.13269153795547564 Short-term 4.7330096576653422E-2 0.113225047938846 0.13269153795547564 Largo Plazo 0.95266990342334656 0.88677495206115398 0.86730846204452439 Long-term 0.95266990342334656 0.88677495206115398 0.86730846204452439 Efectivo y equivalentes 422.28057000000001 1197.7168200000001 1.8363057765125212 1165.52585 Cash and cash equivalents 422.28057000000001 1197.7168200000001 1.8363057765125212 1165.52585 Deuda neta 7089.9473025109419 5591.5939751135802 -0.21133490327448723 5755.886880379222 Net debt 7089.9473025109419 5591.5939751135802 -0.21133490327448723 5755.886880379222 Deuda neta consolidada2 5801.7101043025532 0 -1 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 0 -1 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 0 1.8793623891345059 Leverage ratio2 1.8052959866419016 0 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 0 7.86 Coverage ratio2 7.26 0 7.86 OJO: Información viene del data bridge - COVENANTS -164.29290526564182 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.72 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 Cost of sales 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 Costo de ventas 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 as % net sales 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 Operating expenses 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 Gastos de operación 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 as % net sales 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 % de ventas netas 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciación y amortización de activos 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Flujo de operación 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Interés neto pagado -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Cambio en inversión de capital de trabajo 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Otros gastos -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Flujo de efectivo libre de operaciones 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.1951084110319 0.34786566453817358 0.40198492964488652 1.1266128317771142 0.97936576651812857 5.4119265106712944E-2 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,838 *** Deuda neta a Diciembre 2024 5,838 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,238.1430693686125 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,238.1430693686125 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 8.8317137281883618E-2 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 409.30294192611001 -324.5355805668263 1025 - Otros neto 409.30294192611001 Others net TRUE Net debt variation YTD -,880.32849876181035 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,880.32849876181035 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6715012381901 -,409.30294192611001 *** Deuda neta a Diciembre 2025 4,957.6715012381901 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,592 *** Deuda neta a Septiembre 2025 5,592 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,764.91819464592345 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,764.91819464592345 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -9.6790808043385255 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 96.01962524656642 -73.453727793320724 - Otros neto 96.01962524656642 Others net TRUE Net debt sequential variation -,633.97985138217575 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97985138217575 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,958.201486178239 FALSE -96.01962524656642 *** Deuda neta a Diciembre 2025 4,958.201486178239 Net debt Q TRUE 0.34864737963380321 [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.72 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.72 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 4T25 vs. 4T24 4T25 vs. 3T25 Acum. 3T25 vs. Acum. 3T24 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen 0 0 0 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen 0 0 0 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen 0 0 0 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Revisar dato de Volumenes si son l-t-l, ajustados por x cosas YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume 0 0 0 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume 0 0 0 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume 0 0 0 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.72 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 7512.2278725109418 6789.3107951135835 -9.623204855681855E-2 6921.412730379222 Total debt1 7512.2278725109418 6789.3107951135835 -9.623204855681855E-2 6921.412730379222 Corto Plazo 4.7330096576653422E-2 0.113225047938846 0.13269153795547564 Short-term 4.7330096576653422E-2 0.113225047938846 0.13269153795547564 Largo Plazo 0.95266990342334656 0.88677495206115398 0.86730846204452439 Long-term 0.95266990342334656 0.88677495206115398 0.86730846204452439 Efectivo y equivalentes 422.28057000000001 1197.7168200000001 1.8363057765125212 1165.52585 Cash and cash equivalents 422.28057000000001 1197.7168200000001 1.8363057765125212 1165.52585 Deuda neta 7089.9473025109419 5591.5939751135802 -0.21133490327448723 5755.886880379222 Net debt 7089.9473025109419 5591.5939751135802 -0.21133490327448723 5755.886880379222 Deuda neta consolidada2 5801.7101043025532 0 -1 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 0 -1 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 0 1.8793623891345059 Leverage ratio2 1.8052959866419016 0 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 0 7.86 Coverage ratio2 7.26 0 7.86 OJO: Información viene del data bridge - COVENANTS -164.29290526564182 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.72 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 Cost of sales 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 Costo de ventas 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 as % net sales 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 Operating expenses 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 Gastos de operación 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 as % net sales 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 % de ventas netas 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciación y amortización de activos 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Flujo de operación 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Interés neto pagado -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Cambio en inversión de capital de trabajo 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Otros gastos -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Flujo de efectivo libre de operaciones 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.1951084110319 0.34786566453817358 0.40198492964488652 1.1266128317771142 0.97936576651812857 5.4119265106712944E-2 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,838 *** Deuda neta a Diciembre 2024 5,838 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,238.1430693686125 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,238.1430693686125 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 8.8317137281883618E-2 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 409.30294192611001 -324.5355805668263 1025 - Otros neto 409.30294192611001 Others net TRUE Net debt variation YTD -,880.32849876181035 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,880.32849876181035 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6715012381901 -,409.30294192611001 *** Deuda neta a Diciembre 2025 4,957.6715012381901 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,592 *** Deuda neta a Septiembre 2025 5,592 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,764.91819464592345 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,764.91819464592345 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -9.6790808043385255 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 96.01962524656642 -73.453727793320724 - Otros neto 96.01962524656642 Others net TRUE Net debt sequential variation -,633.97985138217575 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97985138217575 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,958.201486178239 FALSE -96.01962524656642 *** Deuda neta a Diciembre 2025 4,958.201486178239 Net debt Q TRUE 0.34864737963380321 [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.72 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.72 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

U.S.: Improved operating efficiency driving results AGGS CEM 2025 EBITDA RMX & Urb. Sol. Millions of U.S. dollars Record 4Q EBITDA with higher margin, underscoring business resilience Positive performance driven by Project Cutting Edge and increased cement kiln efficiency Aggregates prices up 4% in 2025; flat sequentially in 4Q adjusting for Couch Aggregates Couch along with other expansion projects, supporting mid-single digit volume growth expectations for aggregates in 2026 Expect construction activity in 2026 to be driven by infrastructure spending, industrial projects and data centers Brickell Flatiron, Miami, United States *** 4T25 vs. 4T24 4T25 vs. 3T25 Acum. 3T25 vs. Acum. 3T24 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen 0 0 0 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen 0 0 0 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen 0 0 0 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Revisar dato de Volumenes si son l-t-l, ajustados por x cosas YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume 0 0 0 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume 0 0 0 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume 0 0 0 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 7512.2278725109418 6789.3107951135835 -9.623204855681855E-2 6921.412730379222 Total debt1 7512.2278725109418 6789.3107951135835 -9.623204855681855E-2 6921.412730379222 Corto Plazo 4.7330096576653422E-2 0.113225047938846 0.13269153795547564 Short-term 4.7330096576653422E-2 0.113225047938846 0.13269153795547564 Largo Plazo 0.95266990342334656 0.88677495206115398 0.86730846204452439 Long-term 0.95266990342334656 0.88677495206115398 0.86730846204452439 Efectivo y equivalentes 422.28057000000001 1197.7168200000001 1.8363057765125212 1165.52585 Cash and cash equivalents 422.28057000000001 1197.7168200000001 1.8363057765125212 1165.52585 Deuda neta 7089.9473025109419 5591.5939751135802 -0.21133490327448723 5755.886880379222 Net debt 7089.9473025109419 5591.5939751135802 -0.21133490327448723 5755.886880379222 Deuda neta consolidada2 5801.7101043025532 0 -1 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 0 -1 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 0 1.8793623891345059 Leverage ratio2 1.8052959866419016 0 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 0 7.86 Coverage ratio2 7.26 0 7.86 OJO: Información viene del data bridge - COVENANTS -164.29290526564182 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 Cost of sales 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 Costo de ventas 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 as % net sales 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 Operating expenses 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 Gastos de operación 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 as % net sales 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 % de ventas netas 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciación y amortización de activos 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Flujo de operación 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Interés neto pagado -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Cambio en inversión de capital de trabajo 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Otros gastos -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Flujo de efectivo libre de operaciones 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.1951084110319 0.34786566453817358 0.40198492964488652 1.1266128317771142 0.97936576651812857 5.4119265106712944E-2 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,838 *** Deuda neta a Diciembre 2024 5,838 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,238.1430693686125 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,238.1430693686125 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 8.8317137281883618E-2 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 409.30294192611001 -324.5355805668263 1025 - Otros neto 409.30294192611001 Others net TRUE Net debt variation YTD -,880.32849876181035 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,880.32849876181035 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6715012381901 -,409.30294192611001 *** Deuda neta a Diciembre 2025 4,957.6715012381901 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,592 *** Deuda neta a Septiembre 2025 5,592 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,764.91819464592345 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,764.91819464592345 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -9.6790808043385255 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 96.01962524656642 -73.453727793320724 - Otros neto 96.01962524656642 Others net TRUE Net debt sequential variation -,633.97985138217575 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97985138217575 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,958.201486178239 FALSE -96.01962524656642 *** Deuda neta a Diciembre 2025 4,958.201486178239 Net debt Q TRUE 0.34864737963380321 [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 4T25 vs. 4T24 4T25 vs. 3T25 Acum. 3T25 vs. Acum. 3T24 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen 0 0 0 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen 0 0 0 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen 0 0 0 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Revisar dato de Volumenes si son l-t-l, ajustados por x cosas YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume 0 0 0 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume 0 0 0 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume 0 0 0 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 7512.2278725109418 6789.3107951135835 -9.623204855681855E-2 6921.412730379222 Total debt1 7512.2278725109418 6789.3107951135835 -9.623204855681855E-2 6921.412730379222 Corto Plazo 4.7330096576653422E-2 0.113225047938846 0.13269153795547564 Short-term 4.7330096576653422E-2 0.113225047938846 0.13269153795547564 Largo Plazo 0.95266990342334656 0.88677495206115398 0.86730846204452439 Long-term 0.95266990342334656 0.88677495206115398 0.86730846204452439 Efectivo y equivalentes 422.28057000000001 1197.7168200000001 1.8363057765125212 1165.52585 Cash and cash equivalents 422.28057000000001 1197.7168200000001 1.8363057765125212 1165.52585 Deuda neta 7089.9473025109419 5591.5939751135802 -0.21133490327448723 5755.886880379222 Net debt 7089.9473025109419 5591.5939751135802 -0.21133490327448723 5755.886880379222 Deuda neta consolidada2 5801.7101043025532 0 -1 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 0 -1 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 0 1.8793623891345059 Leverage ratio2 1.8052959866419016 0 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 0 7.86 Coverage ratio2 7.26 0 7.86 OJO: Información viene del data bridge - COVENANTS -164.29290526564182 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 Cost of sales 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 Costo de ventas 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 as % net sales 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 Operating expenses 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 Gastos de operación 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 as % net sales 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 % de ventas netas 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciación y amortización de activos 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Flujo de operación 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Interés neto pagado -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Cambio en inversión de capital de trabajo 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Otros gastos -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Flujo de efectivo libre de operaciones 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.1951084110319 0.34786566453817358 0.40198492964488652 1.1266128317771142 0.97936576651812857 5.4119265106712944E-2 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,838 *** Deuda neta a Diciembre 2024 5,838 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,238.1430693686125 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,238.1430693686125 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 8.8317137281883618E-2 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 409.30294192611001 -324.5355805668263 1025 - Otros neto 409.30294192611001 Others net TRUE Net debt variation YTD -,880.32849876181035 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,880.32849876181035 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6715012381901 -,409.30294192611001 *** Deuda neta a Diciembre 2025 4,957.6715012381901 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,592 *** Deuda neta a Septiembre 2025 5,592 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,764.91819464592345 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,764.91819464592345 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -9.6790808043385255 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 96.01962524656642 -73.453727793320724 - Otros neto 96.01962524656642 Others net TRUE Net debt sequential variation -,633.97985138217575 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97985138217575 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,958.201486178239 FALSE -96.01962524656642 *** Deuda neta a Diciembre 2025 4,958.201486178239 Net debt Q TRUE 0.34864737963380321 [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

O’Donnell maternity hospital, Madrid, Spain EMEA: Delivering record results Europe MEA 2025 EBITDA Solid full year results led by higher volumes, prices and cost efficiencies Adjusting for one-offs, 4Q EBITDA increased by a double-digit rate, while margin increased by ~1pp YoY Cement volumes in Europe driven by Spain and Eastern Europe Strong demand conditions continue in Middle East & Africa Gradual phase out of EU ETS free carbon allocations and rollout of CBAM should support pricing in continental Europe Expect positive outlook in infrastructure and further recovery in residential Millions of U.S. dollars *** 4T25 vs. 4T24 4T25 vs. 3T25 Acum. 3T25 vs. Acum. 3T24 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen 0 0 0 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen 0 0 0 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen 0 0 0 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Revisar dato de Volumenes si son l-t-l, ajustados por x cosas YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume 0 0 0 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume 0 0 0 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume 0 0 0 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 5801.7101043025532 0 -1 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 0 -1 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 0 1.8793623891345059 Leverage ratio2 1.8052959866419016 0 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 0 7.86 Coverage ratio2 7.26 0 7.86 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 Cost of sales 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 Costo de ventas 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 as % net sales 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 Operating expenses 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 Gastos de operación 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 as % net sales 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 % de ventas netas 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciación y amortización de activos 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Flujo de operación 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Interés neto pagado -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Cambio en inversión de capital de trabajo 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Otros gastos -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Flujo de efectivo libre de operaciones 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.1951084110319 0.34786566453817358 0.40198492964488652 1.1266128317771142 0.97936576651812857 5.4119265106712944E-2 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,836.4452644204093 *** Deuda neta a Diciembre 2024 5,836.4452644204093 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,238.1430693686125 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,238.1430693686125 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 8.8317137281883618E-2 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 410.84744992610996 -326.0800885668263 1025 - Otros neto 410.84744992610996 Others net TRUE Net debt variation YTD -,878.7839907618104 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,878.7839907618104 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6612736585994 -,410.84744992610996 *** Deuda neta a Diciembre 2025 4,957.6612736585994 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,591.5939751135802 *** Deuda neta a Septiembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,764.91819464592345 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,764.91819464592345 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -9.6790808043385255 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 96.01962524656642 -73.453727793320724 - Otros neto 96.01962524656642 Others net TRUE Net debt sequential variation -,633.97985138217575 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97985138217575 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,957.6141237314041 FALSE -96.01962524656642 *** Deuda neta a Diciembre 2025 4,957.6141237314041 Net debt Q TRUE -4.7149927195277996E-2 [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 4T25 vs. 4T24 4T25 vs. 3T25 Acum. 3T25 vs. Acum. 3T24 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen 0 0 0 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen 0 0 0 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen 0 0 0 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Revisar dato de Volumenes si son l-t-l, ajustados por x cosas YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume 0 0 0 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume 0 0 0 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume 0 0 0 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 5801.7101043025532 0 -1 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 0 -1 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 0 1.8793623891345059 Leverage ratio2 1.8052959866419016 0 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 0 7.86 Coverage ratio2 7.26 0 7.86 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 Cost of sales 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 Costo de ventas 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 as % net sales 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 Operating expenses 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 Gastos de operación 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 as % net sales 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 % de ventas netas 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciación y amortización de activos 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Flujo de operación 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Interés neto pagado -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Cambio en inversión de capital de trabajo 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Otros gastos -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Flujo de efectivo libre de operaciones 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.1951084110319 0.34786566453817358 0.40198492964488652 1.1266128317771142 0.97936576651812857 5.4119265106712944E-2 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,836.4452644204093 *** Deuda neta a Diciembre 2024 5,836.4452644204093 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,238.1430693686125 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,238.1430693686125 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 8.8317137281883618E-2 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 410.84744992610996 -326.0800885668263 1025 - Otros neto 410.84744992610996 Others net TRUE Net debt variation YTD -,878.7839907618104 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,878.7839907618104 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6612736585994 -,410.84744992610996 *** Deuda neta a Diciembre 2025 4,957.6612736585994 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,591.5939751135802 *** Deuda neta a Septiembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,764.91819464592345 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,764.91819464592345 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -9.6790808043385255 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 96.01962524656642 -73.453727793320724 - Otros neto 96.01962524656642 Others net TRUE Net debt sequential variation -,633.97985138217575 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97985138217575 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,957.6141237314041 FALSE -96.01962524656642 *** Deuda neta a Diciembre 2025 4,957.6141237314041 Net debt Q TRUE -4.7149927195277996E-2 [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Pompey Estate, Portland, Jamaica SCAC: Third consecutive year of EBITDA growth TCL COL 2025 EBITDA Rest Positive results in 2025, with increase in EBITDA led by volumes & prices, SG&A efficiencies and growth in Urbanization Solutions EBITDA performance in 4Q mainly explained by impact of hurricane in Jamaica and higher maintenance Record full year EBITDA in Jamaica; debottlenecking project completed in 3Q25 should profitably substitute imports with local production Sequential prices for cement and ready-mix in 4Q are relatively stable with variation largely explained by regional mix Expect 2026 volume growth to be driven by improved consumer sentiment and formal construction Millions of U.S. dollars *** 4T25 vs. 4T24 4T25 vs. 3T25 Acum. 3T25 vs. Acum. 3T24 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen 0 0 0 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen 0 0 0 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen 0 0 0 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Revisar dato de Volumenes si son l-t-l, ajustados por x cosas YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume 0 0 0 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume 0 0 0 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume 0 0 0 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 5801.7101043025532 0 -1 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 0 -1 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 0 1.8793623891345059 Leverage ratio2 1.8052959866419016 0 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 0 7.86 Coverage ratio2 7.26 0 7.86 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 Cost of sales 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 Costo de ventas 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 as % net sales 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 Operating expenses 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 Gastos de operación 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 as % net sales 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 % de ventas netas 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciación y amortización de activos 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Flujo de operación 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Interés neto pagado -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Cambio en inversión de capital de trabajo 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Otros gastos -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Flujo de efectivo libre de operaciones 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.1951084110319 0.34786566453817358 0.40198492964488652 1.1266128317771142 0.97936576651812857 5.4119265106712944E-2 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,836.4452644204093 *** Deuda neta a Diciembre 2024 5,836.4452644204093 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,238.1430693686125 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,238.1430693686125 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 8.8317137281883618E-2 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 410.84744992610996 -326.0800885668263 1025 - Otros neto 410.84744992610996 Others net TRUE Net debt variation YTD -,878.7839907618104 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,878.7839907618104 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6612736585994 -,410.84744992610996 *** Deuda neta a Diciembre 2025 4,957.6612736585994 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,591.5939751135802 *** Deuda neta a Septiembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,764.91819464592345 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,764.91819464592345 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -9.6790808043385255 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 96.01962524656642 -73.453727793320724 - Otros neto 96.01962524656642 Others net TRUE Net debt sequential variation -,633.97985138217575 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97985138217575 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,957.6141237314041 FALSE -96.01962524656642 *** Deuda neta a Diciembre 2025 4,957.6141237314041 Net debt Q TRUE -4.7149927195277996E-2 [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 4T25 vs. 4T24 4T25 vs. 3T25 Acum. 3T25 vs. Acum. 3T24 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen 0 0 0 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen 0 0 0 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen 0 0 0 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Revisar dato de Volumenes si son l-t-l, ajustados por x cosas YTD 3Q25 vs. YTD 3Q24 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume 0 0 0 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume 0 0 0 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume 0 0 0 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 5801.7101043025532 0 -1 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 0 -1 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 0 1.8793623891345059 Leverage ratio2 1.8052959866419016 0 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 0 7.86 Coverage ratio2 7.26 0 7.86 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 Cost of sales 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 Costo de ventas 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 as % net sales 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 Operating expenses 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 Gastos de operación 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 as % net sales 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 % de ventas netas 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciación y amortización de activos 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Flujo de operación 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Interés neto pagado -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Cambio en inversión de capital de trabajo 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Otros gastos -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Flujo de efectivo libre de operaciones 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.1951084110319 0.34786566453817358 0.40198492964488652 1.1266128317771142 0.97936576651812857 5.4119265106712944E-2 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,836.4452644204093 *** Deuda neta a Diciembre 2024 5,836.4452644204093 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,238.1430693686125 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,238.1430693686125 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 8.8317137281883618E-2 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 410.84744992610996 -326.0800885668263 1025 - Otros neto 410.84744992610996 Others net TRUE Net debt variation YTD -,878.7839907618104 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,878.7839907618104 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6612736585994 -,410.84744992610996 *** Deuda neta a Diciembre 2025 4,957.6612736585994 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,591.5939751135802 *** Deuda neta a Septiembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,764.91819464592345 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,764.91819464592345 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -9.6790808043385255 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 96.01962524656642 -73.453727793320724 - Otros neto 96.01962524656642 Others net TRUE Net debt sequential variation -,633.97985138217575 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97985138217575 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,957.6141237314041 FALSE -96.01962524656642 *** Deuda neta a Diciembre 2025 4,957.6141237314041 Net debt Q TRUE -4.7149927195277996E-2 [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 YTD 3Q25 vs. YTD 3Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Acum. 3T25 vs. Acum. 3T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Financial Developments Pelješac Bridge, Pelješac, Croatia Built with Vertua Concrete, part of our Vertua family of products with sustainable attributes

Delivering on our commitment to improve FCF conversion Millions of U.S. dollars 1) FCF from Operations excluding severance payments and discontinued operations divided by EBITDA. Avg. WC days 4Q24 4Q25 2024 2025 EBITDA 675 781 3,058 3,080 Net interest paid (103) (84) (514) (398) Maint. capex & lease payments (404) (312) (1,011) (917) Working Capital 636 529 223 (16) Net taxes paid (59) (78) (854) (301) Other cash expenditures (60) (103)* (51) (322)* Sale of fixed assets 55 16 90 104 FCF from discontinued operations 20 0 124 (8) FCF from Operations 761 748 1,064 1,222 +15pp Adj. FCF conversion1 Controlling Net Income *Includes severance payments for US$48 million in 4Q25 and US$183 million in FY 2025.

Building robust shareholder return platform Activate usage of buyback program with intent to buyback up to $500 M in shares over next 3 yrs.2 Proposed Annual Cash Dividend of $180 M1 (~40% increase) under Progressive Dividend Program Subject to shareholder approval at the General Shareholders’ Meeting. While this program will be subject to annual approval at the General Shareholders’ Meeting and other formalities, as per the resolutions adopted at Cemex’s last General Shareholders’ Meeting, held on March 25, 2025, Cemex has an outstanding approval for share buybacks for up to US$500 million; such approval is valid until the date of the next General Shareholders’ Meeting.

Gilbert Chabroux School, Lyon, France Built with Insularis, part of our Vertua family of products with sustainable attributes 2026 Outlook

Outlook 2026[1]

EBITDA[2]	High-single digit increase
Energy cost/ton of cement produced	Mid-single digit % increase
Maintenance CapEx	~$900 million
Growth Investments	~$300 million Growth CapEx ~$210 million Inv. in Intangible Assets[3]
Investment in working capital	$50 to $100 million investment
Cash taxes	~$400 million
Net interest paid[4]	Flat

Comparison vs. 2025

Maintenance CapEx	-$17 M
Growth CapEx	-$177 M
Inv. in Intangible Assets[3]	Flat

1) Reflects Cemex's expectations as of February 5, 2026.
2) Like-to-like for ongoing operations and assumes FX rate range of $18.25 to $18.50 MXN per USD for 2026.
3) Investments in Intangible Assets is expected to remain flat in 2026, as the purchase of aggregates mining rights offset other reductions.
4) Including the coupons of subordinated notes with no fixed maturity and the effect of our cross-currency and interest rate swaps.

18

Appendix International Museum of Baroque, Puebla, Mexico

2026 volume guidance1: selected countries/regions Cement Ready-mix Aggregates Cemex Low-single digit increase Low-single digit increase Low-single digit increase Mexico Low-single digit increase Mid-single digit increase Low-single digit increase USA Low-single digit increase Low-single digit increase Mid-single digit increase EMEA Low-single digit increase Low-single digit increase Mid-single digit decrease Europe Low-single digit increase Flat Mid-single digit decrease MEA Low-to-mid single digit increase Low-single digit increase Low-single digit increase SCAC Low-single digit increase Low-single digit decrease N/A Reflects Cemex’s expectations as of February 5, 2026. All volume guidance in this slide means in percentage terms vs 2025.

Urbanization Solutions 15.3% Sales Related Services Industrialized Construction Performance Materials Circularity By region 2025 EBITDA margin 14.9% +0.4pp -22% l-t-l -19% l-t-l EBITDA Millions of U.S. dollars Calzada del Valle, San Pedro Garza García, Mexico MEX US EMEA SCAC MEX US EMEA SCAC

Consolidated volumes and prices All price variations are based on FOB prices. Price (l-t-l) calculated on a volume-weighted average basis at constant foreign-exchange rates. 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25         Domestic gray cement Volume (1%)   1%   (3%) Price (USD) 0%   8%   0% Price (l-t-l) 1%   1%   (2%) Ready mix Volume (2%)   (3%)   (5%) Price (USD) 2%   7%   0% Price (l-t-l) 1%   1%   (1%) Aggregates Volume (2%)   2%   (4%) Price (USD) 5%   9%   0% Price (l-t-l) 3%   4%   (1%)

4Q25 volume and price summary All price variations are based on FOB prices. Price (LC) for EMEA, Europe, MEA, and SCAC calculated on a volume-weighted-average basis at constant foreign-exchange rates. Mexico   (1%) 17% 5%   (11%) 18% 6%   (2%) 23% 11% U.S.   (3%) (3%) (3%)   (6%) 0% 0%   10% 1% 1% EMEA 7% 10% 2%   3% 12% 2%   (1%) 10% 1% Europe 5% 7% (2%)   (1%) 10% 1%   (1%) 7% (1%)   MEA 11% 40% 34%   9% 17% 5%   (3%) 23% 8% SCAC   0% 7% 1%   (14%) 18% 3%   (28%) 35% 20% *** 4T25 vs. 4T24 4T25 vs. 3T25 2025 vs. 2024 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen -1.3214303308960451E-2 1.0511768639885011E-2 -2.9442715750602977E-2 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen -2.0378965700383E-2 -3.1795244714373228E-2 -4.6979258024936521E-2 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen -2.1891740997890485E-2 1.5749119951637969E-2 -3.526463509937694E-2 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume -1.3214303308960451E-2 1.0511768639885011E-2 -2.9442715750602977E-2 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume -2.0378965700383E-2 -3.1795244714373228E-2 -4.6979258024936521E-2 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume -2.1891740997890485E-2 1.5749119951637969E-2 -3.526463509937694E-2 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531216774363E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531216774363E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 1.63 1.8793623891345059 Leverage ratio2 1.8052959866419016 1.63 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 8.3699999999999992 7.86 Coverage ratio2 7.26 8.3699999999999992 7.86 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733500899996 7.3800732315989345E-3 1.0733531216774363E-2 675.48131056 781.03423679999798 0.15626328158878375 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733500899996 7.3800732315989345E-3 1.0733531216774363E-2 675.48131056 781.03423679999798 0.15626328158878375 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906200858 0.10000000000000009 0.17867595772374933 0.18686351625899769 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906200858 0.10000000000000009 0.17867595772374933 0.18686351625899769 0.80000000000000071 Cost of sales 10654.668408449999 10821.364544849999 -1.5645361264156842E-2 2564.5467656200003 2817.0146479 -9.844541954334915E-2 Costo de ventas 10654.668408449999 10821.364544849999 -1.5645361264156842E-2 2564.5467656200003 2817.0146479 -9.844541954334915E-2 as % net sales 0.66331254244884508 0.67080620677340497 -0.80000000000000071 0.67836495593728996 0.67397463217030851 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67080620677340497 -0.80000000000000071 0.67836495593728996 0.67397463217030851 0.40000000000000036 Operating expenses 3584.8767139300003 3521.3726899100002 1.7714423420263792E-2 842.74254082000004 905.62935858999992 -7.462162490196618E-2 Gastos de operación 3584.8767139300003 3521.3726899100002 1.7714423420263792E-2 842.74254082000004 905.62935858999992 -7.462162490196618E-2 as % net sales 0.22317857265240754 0.21828657993766273 0.50000000000000044 0.22291931433413695 0.21667307065419097 0.60000000000000053 % de ventas netas 0.22317857265240754 0.21828657993766273 0.50000000000000044 0.22291931433413695 0.21667307065419097 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1417430400729 -1.8719515629163186E-2 373.19308113173804 457.06026419677295 0.22472866541550274 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1417430400729 -1.8719515629163186E-2 373.19308113173804 457.06026419677295 0.22472866541550274 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9316080404071 302.28823291266792 323.97397317903778 Depreciación y amortización de activos 1,234.2361929089871 1,290.9316080404071 302.28823291266792 323.97397317903778 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733510804803 7.3800727247550491E-3 675.48131404440596 781.03423737581079 0.15626327647675797 Flujo de operación 3,057.508714411551 3,080.733510804803 7.3800727247550491E-3 675.48131404440596 781.03423737581079 0.15626327647675797 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.24799907207165 -,102.52687797117511 -84.12330029455488 Interés neto pagado -,514.840179146179 -,398.24799907207165 -,102.52687797117511 -84.12330029455488 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -16.497065513958205 635.75618918418945 528.62178373786799 Cambio en inversión de capital de trabajo 223.03150951922578 -16.497065513958205 635.75618918418945 528.62178373786799 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,322.20664467060942 -59.766518089257886 -,102.88423896553778 Otros gastos -51.293335993146158 -,322.20664467060942 -59.766518089257886 -,102.88423896553778 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,221.6075411272955 0.14855669289439422 761.00591602809436 748.38266640460631 -1.6587584087877194E-2 Flujo de efectivo libre de operaciones 1,063.602300770031 1,221.6075411272955 0.14855669289439422 761.00591602809436 748.38266640460631 -1.6587584087877194E-2 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.3385775553388 0.34786566453817358 0.39661637950887085 1.1266128317771142 0.95819444345882943 0.30741806683572559 0.45848432024676111 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,836.4452644204093 *** Deuda neta a Diciembre 2024 5,836.4452644204093 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,221.6075411272955 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,221.6075411272955 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 -4.488754200718116 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 394.31207226410999 -304.96763956682628 1025 - Otros neto 394.31207226410999 Others net TRUE Net debt variation YTD -,878.78384018249335 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,878.78384018249335 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6614242379164 -,394.31207226410999 *** Deuda neta a Diciembre 2025 4,957.6614242379164 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,591.5939751135802 *** Deuda neta a Septiembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,748.38266640460631 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,748.38266640460631 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -14.256152142338525 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 79.484247584566404 -52.341278793320711 - Otros neto 79.484247584566404 Others net TRUE Net debt sequential variation -,633.97970080285847 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97970080285847 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,957.6142743107221 -4.7149927194368502E-2 -79.484247584566404 *** Deuda neta a Diciembre 2025 4,957.6142743107221 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560151E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096200226E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 1.8856814777439078E-2 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 2.751012270004774E-2 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560151E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096200226E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 1.8856814777439078E-2 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 2.751012270004774E-2 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 4T25 vs. 4T24 4T25 vs. 3T25 2025 vs. 2024 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen -1.3214303308960451E-2 1.0511768639885011E-2 -2.9442715750602977E-2 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen -2.0378965700383E-2 -3.1795244714373228E-2 -4.6979258024936521E-2 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen -2.1891740997890485E-2 1.5749119951637969E-2 -3.526463509937694E-2 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume -1.3214303308960451E-2 1.0511768639885011E-2 -2.9442715750602977E-2 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume -2.0378965700383E-2 -3.1795244714373228E-2 -4.6979258024936521E-2 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume -2.1891740997890485E-2 1.5749119951637969E-2 -3.526463509937694E-2 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531216774363E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531216774363E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 1.63 1.8793623891345059 Leverage ratio2 1.8052959866419016 1.63 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 8.3699999999999992 7.86 Coverage ratio2 7.26 8.3699999999999992 7.86 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733500899996 7.3800732315989345E-3 1.0733531216774363E-2 675.48131056 781.03423679999798 0.15626328158878375 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733500899996 7.3800732315989345E-3 1.0733531216774363E-2 675.48131056 781.03423679999798 0.15626328158878375 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906200858 0.10000000000000009 0.17867595772374933 0.18686351625899769 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906200858 0.10000000000000009 0.17867595772374933 0.18686351625899769 0.80000000000000071 Cost of sales 10654.668408449999 10821.364544849999 -1.5645361264156842E-2 2564.5467656200003 2817.0146479 -9.844541954334915E-2 Costo de ventas 10654.668408449999 10821.364544849999 -1.5645361264156842E-2 2564.5467656200003 2817.0146479 -9.844541954334915E-2 as % net sales 0.66331254244884508 0.67080620677340497 -0.80000000000000071 0.67836495593728996 0.67397463217030851 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67080620677340497 -0.80000000000000071 0.67836495593728996 0.67397463217030851 0.40000000000000036 Operating expenses 3584.8767139300003 3521.3726899100002 1.7714423420263792E-2 842.74254082000004 905.62935858999992 -7.462162490196618E-2 Gastos de operación 3584.8767139300003 3521.3726899100002 1.7714423420263792E-2 842.74254082000004 905.62935858999992 -7.462162490196618E-2 as % net sales 0.22317857265240754 0.21828657993766273 0.50000000000000044 0.22291931433413695 0.21667307065419097 0.60000000000000053 % de ventas netas 0.22317857265240754 0.21828657993766273 0.50000000000000044 0.22291931433413695 0.21667307065419097 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1417430400729 -1.8719515629163186E-2 373.19308113173804 457.06026419677295 0.22472866541550274 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1417430400729 -1.8719515629163186E-2 373.19308113173804 457.06026419677295 0.22472866541550274 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9316080404071 302.28823291266792 323.97397317903778 Depreciación y amortización de activos 1,234.2361929089871 1,290.9316080404071 302.28823291266792 323.97397317903778 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733510804803 7.3800727247550491E-3 675.48131404440596 781.03423737581079 0.15626327647675797 Flujo de operación 3,057.508714411551 3,080.733510804803 7.3800727247550491E-3 675.48131404440596 781.03423737581079 0.15626327647675797 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.24799907207165 -,102.52687797117511 -84.12330029455488 Interés neto pagado -,514.840179146179 -,398.24799907207165 -,102.52687797117511 -84.12330029455488 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -16.497065513958205 635.75618918418945 528.62178373786799 Cambio en inversión de capital de trabajo 223.03150951922578 -16.497065513958205 635.75618918418945 528.62178373786799 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,322.20664467060942 -59.766518089257886 -,102.88423896553778 Otros gastos -51.293335993146158 -,322.20664467060942 -59.766518089257886 -,102.88423896553778 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,221.6075411272955 0.14855669289439422 761.00591602809436 748.38266640460631 -1.6587584087877194E-2 Flujo de efectivo libre de operaciones 1,063.602300770031 1,221.6075411272955 0.14855669289439422 761.00591602809436 748.38266640460631 -1.6587584087877194E-2 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.3385775553388 0.34786566453817358 0.39661637950887085 1.1266128317771142 0.95819444345882943 0.30741806683572559 0.45848432024676111 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,836.4452644204093 *** Deuda neta a Diciembre 2024 5,836.4452644204093 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,221.6075411272955 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,221.6075411272955 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 -4.488754200718116 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 394.31207226410999 -304.96763956682628 1025 - Otros neto 394.31207226410999 Others net TRUE Net debt variation YTD -,878.78384018249335 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,878.78384018249335 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6614242379164 -,394.31207226410999 *** Deuda neta a Diciembre 2025 4,957.6614242379164 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,591.5939751135802 *** Deuda neta a Septiembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,748.38266640460631 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,748.38266640460631 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -14.256152142338525 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 79.484247584566404 -52.341278793320711 - Otros neto 79.484247584566404 Others net TRUE Net debt sequential variation -,633.97970080285847 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97970080285847 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,957.6142743107221 -4.7149927194368502E-2 -79.484247584566404 *** Deuda neta a Diciembre 2025 4,957.6142743107221 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560151E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096200226E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 1.8856814777439078E-2 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 2.751012270004774E-2 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560151E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096200226E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 1.8856814777439078E-2 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 2.751012270004774E-2 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

2025 volume and price summary All price variations are based on FOB prices. Price (LC) for EMEA, Europe, MEA, and SCAC calculated on a volume-weighted-average basis at constant foreign-exchange rates. *** 4T25 vs. 4T24 4T25 vs. 3T25 2025 vs. 2024 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen -1.3214303308960451E-2 1.0511768639885011E-2 -2.9442715750602977E-2 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen -2.0378965700383E-2 -3.1795244714373228E-2 -4.6979258024936521E-2 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen -2.1891740997890485E-2 1.5749119951637969E-2 -3.526463509937694E-2 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume -1.3214303308960451E-2 1.0511768639885011E-2 -2.9442715750602977E-2 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume -2.0378965700383E-2 -3.1795244714373228E-2 -4.6979258024936521E-2 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume -2.1891740997890485E-2 1.5749119951637969E-2 -3.526463509937694E-2 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531216774363E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531216774363E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 1.63 1.8793623891345059 Leverage ratio2 1.8052959866419016 1.63 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 8.3699999999999992 7.86 Coverage ratio2 7.26 8.3699999999999992 7.86 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733500899996 7.3800732315989345E-3 1.0733531216774363E-2 675.48131056 781.03423679999798 0.15626328158878375 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733500899996 7.3800732315989345E-3 1.0733531216774363E-2 675.48131056 781.03423679999798 0.15626328158878375 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906200858 0.10000000000000009 0.17867595772374933 0.18686351625899769 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906200858 0.10000000000000009 0.17867595772374933 0.18686351625899769 0.80000000000000071 Cost of sales 10654.668408449999 10821.364544849999 -1.5645361264156842E-2 2564.5467656200003 2817.0146479 -9.844541954334915E-2 Costo de ventas 10654.668408449999 10821.364544849999 -1.5645361264156842E-2 2564.5467656200003 2817.0146479 -9.844541954334915E-2 as % net sales 0.66331254244884508 0.67080620677340497 -0.80000000000000071 0.67836495593728996 0.67397463217030851 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67080620677340497 -0.80000000000000071 0.67836495593728996 0.67397463217030851 0.40000000000000036 Operating expenses 3584.8767139300003 3521.3726899100002 1.7714423420263792E-2 842.74254082000004 905.62935858999992 -7.462162490196618E-2 Gastos de operación 3584.8767139300003 3521.3726899100002 1.7714423420263792E-2 842.74254082000004 905.62935858999992 -7.462162490196618E-2 as % net sales 0.22317857265240754 0.21828657993766273 0.50000000000000044 0.22291931433413695 0.21667307065419097 0.60000000000000053 % de ventas netas 0.22317857265240754 0.21828657993766273 0.50000000000000044 0.22291931433413695 0.21667307065419097 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1417430400729 -1.8719515629163186E-2 373.19308113173804 457.06026419677295 0.22472866541550274 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1417430400729 -1.8719515629163186E-2 373.19308113173804 457.06026419677295 0.22472866541550274 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9316080404071 302.28823291266792 323.97397317903778 Depreciación y amortización de activos 1,234.2361929089871 1,290.9316080404071 302.28823291266792 323.97397317903778 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733510804803 7.3800727247550491E-3 675.48131404440596 781.03423737581079 0.15626327647675797 Flujo de operación 3,057.508714411551 3,080.733510804803 7.3800727247550491E-3 675.48131404440596 781.03423737581079 0.15626327647675797 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.24799907207165 -,102.52687797117511 -84.12330029455488 Interés neto pagado -,514.840179146179 -,398.24799907207165 -,102.52687797117511 -84.12330029455488 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -16.497065513958205 635.75618918418945 528.62178373786799 Cambio en inversión de capital de trabajo 223.03150951922578 -16.497065513958205 635.75618918418945 528.62178373786799 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,322.20664467060942 -59.766518089257886 -,102.88423896553778 Otros gastos -51.293335993146158 -,322.20664467060942 -59.766518089257886 -,102.88423896553778 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,221.6075411272955 0.14855669289439422 761.00591602809436 748.38266640460631 -1.6587584087877194E-2 Flujo de efectivo libre de operaciones 1,063.602300770031 1,221.6075411272955 0.14855669289439422 761.00591602809436 748.38266640460631 -1.6587584087877194E-2 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.3385775553388 0.34786566453817358 0.39661637950887085 1.1266128317771142 0.95819444345882943 0.30741806683572559 0.45848432024676111 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,836.4452644204093 *** Deuda neta a Diciembre 2024 5,836.4452644204093 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,221.6075411272955 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,221.6075411272955 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 -4.488754200718116 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 394.31207226410999 -304.96763956682628 1025 - Otros neto 394.31207226410999 Others net TRUE Net debt variation YTD -,878.78384018249335 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,878.78384018249335 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6614242379164 -,394.31207226410999 *** Deuda neta a Diciembre 2025 4,957.6614242379164 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,591.5939751135802 *** Deuda neta a Septiembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,748.38266640460631 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,748.38266640460631 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -14.256152142338525 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 79.484247584566404 -52.341278793320711 - Otros neto 79.484247584566404 Others net TRUE Net debt sequential variation -,633.97970080285847 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97970080285847 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,957.6142743107221 -4.7149927194368502E-2 -79.484247584566404 *** Deuda neta a Diciembre 2025 4,957.6142743107221 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.2909361445284739E-2 0 5.5716756464235608E-2 6.7870135450877861E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.0040822939421644E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.2909361445284739E-2 0 5.5716756464235608E-2 6.7870135450877861E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.0040822939421644E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560151E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096200226E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 1.8856814777439078E-2 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 2.751012270004774E-2 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560151E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096200226E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 1.8856814777439078E-2 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 2.751012270004774E-2 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 4T25 vs. 4T24 4T25 vs. 3T25 2025 vs. 2024 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen -1.3214303308960451E-2 1.0511768639885011E-2 -2.9442715750602977E-2 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen -2.0378965700383E-2 -3.1795244714373228E-2 -4.6979258024936521E-2 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen -2.1891740997890485E-2 1.5749119951637969E-2 -3.526463509937694E-2 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume -1.3214303308960451E-2 1.0511768639885011E-2 -2.9442715750602977E-2 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume -2.0378965700383E-2 -3.1795244714373228E-2 -4.6979258024936521E-2 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume -2.1891740997890485E-2 1.5749119951637969E-2 -3.526463509937694E-2 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531216774363E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531216774363E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 1.63 1.8793623891345059 Leverage ratio2 1.8052959866419016 1.63 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 8.3699999999999992 7.86 Coverage ratio2 7.26 8.3699999999999992 7.86 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733500899996 7.3800732315989345E-3 1.0733531216774363E-2 675.48131056 781.03423679999798 0.15626328158878375 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733500899996 7.3800732315989345E-3 1.0733531216774363E-2 675.48131056 781.03423679999798 0.15626328158878375 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906200858 0.10000000000000009 0.17867595772374933 0.18686351625899769 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906200858 0.10000000000000009 0.17867595772374933 0.18686351625899769 0.80000000000000071 Cost of sales 10654.668408449999 10821.364544849999 -1.5645361264156842E-2 2564.5467656200003 2817.0146479 -9.844541954334915E-2 Costo de ventas 10654.668408449999 10821.364544849999 -1.5645361264156842E-2 2564.5467656200003 2817.0146479 -9.844541954334915E-2 as % net sales 0.66331254244884508 0.67080620677340497 -0.80000000000000071 0.67836495593728996 0.67397463217030851 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67080620677340497 -0.80000000000000071 0.67836495593728996 0.67397463217030851 0.40000000000000036 Operating expenses 3584.8767139300003 3521.3726899100002 1.7714423420263792E-2 842.74254082000004 905.62935858999992 -7.462162490196618E-2 Gastos de operación 3584.8767139300003 3521.3726899100002 1.7714423420263792E-2 842.74254082000004 905.62935858999992 -7.462162490196618E-2 as % net sales 0.22317857265240754 0.21828657993766273 0.50000000000000044 0.22291931433413695 0.21667307065419097 0.60000000000000053 % de ventas netas 0.22317857265240754 0.21828657993766273 0.50000000000000044 0.22291931433413695 0.21667307065419097 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1417430400729 -1.8719515629163186E-2 373.19308113173804 457.06026419677295 0.22472866541550274 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1417430400729 -1.8719515629163186E-2 373.19308113173804 457.06026419677295 0.22472866541550274 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9316080404071 302.28823291266792 323.97397317903778 Depreciación y amortización de activos 1,234.2361929089871 1,290.9316080404071 302.28823291266792 323.97397317903778 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733510804803 7.3800727247550491E-3 675.48131404440596 781.03423737581079 0.15626327647675797 Flujo de operación 3,057.508714411551 3,080.733510804803 7.3800727247550491E-3 675.48131404440596 781.03423737581079 0.15626327647675797 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.24799907207165 -,102.52687797117511 -84.12330029455488 Interés neto pagado -,514.840179146179 -,398.24799907207165 -,102.52687797117511 -84.12330029455488 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -16.497065513958205 635.75618918418945 528.62178373786799 Cambio en inversión de capital de trabajo 223.03150951922578 -16.497065513958205 635.75618918418945 528.62178373786799 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,322.20664467060942 -59.766518089257886 -,102.88423896553778 Otros gastos -51.293335993146158 -,322.20664467060942 -59.766518089257886 -,102.88423896553778 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,221.6075411272955 0.14855669289439422 761.00591602809436 748.38266640460631 -1.6587584087877194E-2 Flujo de efectivo libre de operaciones 1,063.602300770031 1,221.6075411272955 0.14855669289439422 761.00591602809436 748.38266640460631 -1.6587584087877194E-2 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.3385775553388 0.34786566453817358 0.39661637950887085 1.1266128317771142 0.95819444345882943 0.30741806683572559 0.45848432024676111 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,836.4452644204093 *** Deuda neta a Diciembre 2024 5,836.4452644204093 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,221.6075411272955 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,221.6075411272955 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 -4.488754200718116 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 394.31207226410999 -304.96763956682628 1025 - Otros neto 394.31207226410999 Others net TRUE Net debt variation YTD -,878.78384018249335 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,878.78384018249335 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6614242379164 -,394.31207226410999 *** Deuda neta a Diciembre 2025 4,957.6614242379164 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,591.5939751135802 *** Deuda neta a Septiembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,748.38266640460631 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,748.38266640460631 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -14.256152142338525 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 79.484247584566404 -52.341278793320711 - Otros neto 79.484247584566404 Others net TRUE Net debt sequential variation -,633.97970080285847 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97970080285847 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,957.6142743107221 -4.7149927194368502E-2 -79.484247584566404 *** Deuda neta a Diciembre 2025 4,957.6142743107221 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.2909361445284739E-2 0 5.5716756464235608E-2 6.7870135450877861E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.0040822939421644E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.2909361445284739E-2 0 5.5716756464235608E-2 6.7870135450877861E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.0040822939421644E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560151E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096200226E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 1.8856814777439078E-2 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 2.751012270004774E-2 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560151E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096200226E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 1.8856814777439078E-2 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 2.751012270004774E-2 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Net Debt Variation -$879 QoQ Net Debt Waterfall (US$ M) -$634 2025 Net Debt Waterfall (US$ M) 1 1 1) Others net, for both 4Q25 and Jan-Dec 2025 is largely explained by FX conversion effect and activities related to our stock compensation plan.

Average life of debt: 3.4 years Debt maturity profile as of December 31, 2025 Total debt1 as of December 31, 2025: $6,780 million Millions of U.S. dollars 1) Total debt excluding subordinated notes Fixed Income Other bank debt Main bank debt agreements Leases Total debt1 by instrument

Additional information on debt Currency3 denomination Interest rate3 Millions of U.S. dollars. Includes leases, in accordance with IFRS Calculated in accordance with our contractual obligations under our main bank debt agreements Includes the effect of our interest rate and cross-currency derivatives, as applicable *** 4T25 vs. 4T24 4T25 vs. 3T25 2025 vs. 2024 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen 0 0 0 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen 0 0 0 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen 0 0 0 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Revisar dato de Volumenes si son l-t-l, ajustados por x cosas 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume 0 0 0 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume 0 0 0 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume 0 0 0 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 1.63 1.8793623891345059 Leverage ratio2 1.8052959866419016 1.63 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 8.3699999999999992 7.86 Coverage ratio2 7.26 8.3699999999999992 7.86 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 Cost of sales 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 Costo de ventas 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 as % net sales 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 Operating expenses 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 Gastos de operación 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 as % net sales 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 % de ventas netas 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciación y amortización de activos 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Flujo de operación 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Interés neto pagado -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Cambio en inversión de capital de trabajo 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Otros gastos -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Flujo de efectivo libre de operaciones 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.1951084110319 0.34786566453817358 0.40198492964488652 1.1266128317771142 0.97936576651812857 5.4119265106712944E-2 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,836.4452644204093 *** Deuda neta a Diciembre 2024 5,836.4452644204093 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,238.1430693686125 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,238.1430693686125 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 8.8317137281883618E-2 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 410.84744992610996 -326.0800885668263 1025 - Otros neto 410.84744992610996 Others net TRUE Net debt variation YTD -,878.7839907618104 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,878.7839907618104 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6612736585994 -,410.84744992610996 *** Deuda neta a Diciembre 2025 4,957.6612736585994 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,591.5939751135802 *** Deuda neta a Septiembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,764.91819464592345 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,764.91819464592345 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -9.6790808043385255 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 96.01962524656642 -73.453727793320724 - Otros neto 96.01962524656642 Others net TRUE Net debt sequential variation -,633.97985138217575 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97985138217575 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,957.6141237314041 FALSE -96.01962524656642 *** Deuda neta a Diciembre 2025 4,957.6141237314041 Net debt Q TRUE -4.7149927195277996E-2 [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 4T25 vs. 4T24 4T25 vs. 3T25 2025 vs. 2024 4T25 vs. 4T24 4T25 vs. 3T25 Cemento gris doméstico Volumen 0 0 0 Precio (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Precio (comp) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Concreto Volumen 0 0 0 Precio (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Precio (comp) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Agregados Volumen 0 0 0 Precio (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Precio (comp) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 *** Revisar dato de Volumenes si son l-t-l, ajustados por x cosas 2025 vs. 2024 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Domestic gray cement Volume 0 0 0 Price (USD) 2.9948761491986249E-3 7.7870856509805117E-2 -3.8775899757260467E-3 Price (l-t-l) 7.2587451837233807E-3 7.3146235813488225E-3 -1.5004657061034888E-2 Ready mix Volume 0 0 0 Price (USD) 2.1699512411838696E-2 7.0720854401621208E-2 -2.2120751567100672E-3 Price (l-t-l) 8.4021839880930038E-3 9.3384522639627932E-3 -1.1591107725620799E-2 Aggregates Volume 0 0 0 Price (USD) 4.8221261193976746E-2 8.823219508987111E-2 -4.0208680892631181E-3 Price (l-t-l) 3.1253698144627862E-2 4.305669852586802E-2 -8.5122524089884192E-3 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Third Quarter Fourth Quarter 2025 % of total 2024 % of total 2025 % of total Fixed Income 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Main Bank Debt Agreements 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Leases 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Other 131.37554827775 1.9348793216651589E-2 0 0 0 #DIV/0! Total Debt 6789.8574762113894 #REF! 0 | Tercer Trimestre Cuarto Trimestre 2025 % del total 2024 % del total 2025 % del total Renta Fija 3669.0514754093902 0.54037238458452164 3688.1376411435431 0.55049136062475279 0 #DIV/0! Principales Contratos de Deuda Bancaria 1835.3355905649601 0.27030546620384177 1731.3417855064808 0.25842004500527188 0 #DIV/0! Arrendamientos 1154.09486195929 0.16997335599498517 #REF! #REF! 0 #DIV/0! Otros 131.37554827775 1.9348793216651589E-2 0 #DIV/0! Deuda Total 6789.8574762113894 #REF! #REF! 0 OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 2025 4Q25 Ventas Netas 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cemento Volumen -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 5007.8183016399998 5193.9414614799998 1201.6592054800001 1233.3209424300001 Cement Volume -3.2428319744641165E-2 -3.3257378780417353E-2 Net Sales 4T25 #REF! % var (comp) -3.5834666451355142E-2 -2.5671936525797773E-2 Precio (ML) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) -3.5834666451355142E-2 -2.5671936525797773E-2 Price (LC) -2.5227474528028034E-2 -3.3714550805772139E-2 % var (l-t-l) 0 2025 Flujo de Operación 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Concreto Volumen -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 978.73859768999989 1030.65535032 241.15022366999997 238.28038500999995 Ready mix Volume -5.6624471042395728E-2 -5.8585848204234348E-2 Operating EBITDA 1201.6592054800001 5007.8183016399998 % var (comp) -5.0372564033050439E-2 1.2043956785950294E-2 Precio (ML) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -5.0372564033050439E-2 1.2043956785950294E-2 Price (LC) 6.3722801803637544E-3 -4.4332673096200226E-3 % var (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 Margen Flujo de Operación 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Agregados Volumen -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 0.19544211445720283 0.19843414831755102 0.20068104381863663 0.19320225321117021 Aggregates Volume -1.9543846633265558E-2 0.10119378794721924 Operating EBITDA margin 241.15022366999997 978.73859768999989 var pp -0.30000000000000027 0.80000000000000071 Precio (ML) 4.2508448213050137E-2 7.0000393433927869E-3 pp var -0.30000000000000027 0.80000000000000071 Price (LC) 4.2508448213050137E-2 7.0000393433927869E-3 pp var 1.2043956785950294E-2 -5.0372564033050439E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 Sales 1201.6592054800001 5193.9414614799998 5007.8183016399998 1233.3209424300001 % var (comp) -2.5671936525797773E-2 -3.5834666451355142E-2 % YoY (l-t-l) -2.5671936525797773E-2 -3.5834666451355142E-2 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 EBITDA 241.15022366999997 1030.65535032 978.73859768999989 238.28038500999995 % var (comp) 1.2043956785950294E-2 -5.0372564033050439E-2 % YoY (l-t-l) 1.2043956785950294E-2 -5.0372564033050439E-2 Margen EBITDA 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 EBITDA margin 0.20068104381863663 0.19843414831755102 0.19544211445720283 0.19320225321117021 var pp 0.80000000000000071 -0.30000000000000027 pp var 0.80000000000000071 -0.30000000000000027 5.54 x 14.48 January - December l-t-l Fourth Quarter l-t-l Validación 2024 2025 % var %var 2024 2025 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Diciembre %var Cuarto Trimestre %var OJO: Validar los signos de las variaciones 2024 2025 % var comp 2024 2025 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 1.0733531242939503E-2 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 9.1044129055083051E-2 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Cuarto Trimestre Tercer Trimestre Fourth Quarter Third Quarter 2024 2025 % var 2025 2024 2025 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Net debt per bank agreements2 5801.7101043025532 5022.4137114686846 -0.13432184284008641 5665.8075115379597 Razón de apalancamiento consolidado2 1.8052959866419016 1.63 1.8793623891345059 Leverage ratio2 1.8052959866419016 1.63 1.8793623891345059 Razón de cobertura de intereses consolidado2 7.26 8.3699999999999992 7.86 Coverage ratio2 7.26 8.3699999999999992 7.86 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 4Q25 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 4Q25 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4T24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cemento Volumen -8.3896032175950458E-2 -5.302346026015356E-3 Net Sales 4363.9905257908604 4881.48307249755 1205.8451064696001 1050.05421009723 Cement Volume -8.3896032175950458E-2 -5.302346026015356E-3 % var (comp) -7.3608251141491707E-2 3.0090528322375198E-2 Precio (ML) 5.0652449894067586E-2 4.8114019148346482E-2 % var (l-t-l) -7.3608251141491707E-2 3.0090528322375198E-2 Price (LC) 5.0652449894067586E-2 4.8114019148346482E-2 Flujo de Operación 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Concreto Volumen -0.11183395567203258 -0.10734255219763564 Operating EBITDA 1403.8012590144976 1475.4542013089067 379.29274289825872 282.50949314275101 Ready mix Volume -0.11183395567203258 -0.10734255219763564 % var (comp) -1.0513217469913284E-2 0.20150497621815144 Precio (ML) 5.9727475996959933E-2 6.1749224231560151E-2 % var (l-t-l) -1.0513217469913284E-2 0.20150497621815144 Price (LC) 5.9727475996959933E-2 6.1749224231560151E-2 Margen Flujo de Operación 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Agregados Volumen -0.11562162573937267 -2.4163452005660915E-2 Operating EBITDA margin 0.32167834708121762 0.30225531450096965 0.31454516078663614 0.26904276981718112 Aggregates Volume -0.11562162573937267 -2.4163452005660915E-2 var pp 2.0000000000000018 4.5999999999999988 Precio (ML) 5.9853839183909401E-2 0.10833763981615582 pp var 2.0000000000000018 4.5999999999999988 Price (LC) 5.9853839183909401E-2 0.10833763981615582 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 Sales 1205.8451064696001 4881.48307249755 4363.9905257908604 1050.05421009723 % var (comp) 3.0090528322375198E-2 -7.3608251141491707E-2 % YoY (l-t-l) 3.0090528322375198E-2 -7.3608251141491707E-2 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 EBITDA 379.29274289825872 1475.4542013089067 1403.8012590144976 282.50949314275101 % var (comp) 0.20150497621815144 -1.0513217469913284E-2 % YoY (l-t-l) 0.20150497621815144 -1.0513217469913284E-2 Margen EBITDA 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 EBITDA margin 0.31454516078663614 0.30225531450096965 0.32167834708121762 0.26904276981718112 var pp 4.5999999999999988 2.0000000000000018 pp var 4.5999999999999988 2.0000000000000018 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 0 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Philippines 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 Israel N/A N/A N/A 0.14688859005369681 9.6492730275252764E-2 1.5987863144780904E-2 5.9727187257161293E-2 0.11360104628126637 3.2897233748717759E-2 Filipinas 4.3902636973710656E-2 9.0045602872299516E-3 -4.1260704180238694E-2 0 2.7728908067041244E-2 2.2806502141699124E-2 -3.093999555996289E-2 0 2.394411839781261E-2 2.7855883265665349E-2 -2.6944093275315165E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 0.11671315597197113 1.7120806284104392E-2 -3.1398648388108318E-2 0.14072770860478309 0.10280299387907119 5.1668311318365544E-2 0.33695117231950178 3.1246276697330506E-2 -1.9721484857589212E-2 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 4Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2025 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2024 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2025 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2025 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 4Q 4T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2025 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter Fourth Quarter Cuarto Trimestre Current Quarter Capital letters FOURTH QUARTER CUARTO TRIMESTRE Years drop down list Yr Current Yr 25 2016 16 Current Q Current Yr 4Q25 4T25 2017 17 Previous Year 2024 2018 18 Previous Yr 24 2019 19 Previous Quarter Third Quarter Tercer Trimestre 2020 20 Previous Q 3Q 3T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 3Q25 3T25 2024 24 Current Q Previous Yr 4Q24 4T24 2025 25 YTD Months 20 2026 26 YTD January - December Enero - Diciembre 2027 27 Date Balance Sheet as of December 31 al 31 de diciembre YTD Months Current Yr 2025 YTD Months Previous Yr 2024 Current Year vs. Previous Year 2025 vs. 2024 Current Q (Current Yr vs. Previous Yr) 4Q25 vs. 4Q24 4T25 vs. 4T24 Current Q vs. Previous Q 4Q25 vs. 3Q25 4T25 vs. 3T25 YTD Months (Current Year Vs. Prev Year) 2025 vs. 2024 January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var l-t-l 2024 2025 % var l-t-l 2024 2025 % var % var 2024 2025 % var % var % var % var comp comp Net sales 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 Ventas netas 16062.81764116 16131.87897724 4.2994534099070076E-3 -7.3509410329509735E-4 3780.4823836699998 4179.7042699200001 0.10560077940700391 3.8667908643862797E-2 EBITDA 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 Flujo de operación 3057.5087118900001 3080.0733501700001 7.3800732577640749E-3 1.0733531242939503E-2 675.48131056 781.03423687999805 0.15626328170721784 9.1044129055083051E-2 as % net sales 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 % de ventas netas 0.190346972753729 0.19093084906696772 0.10000000000000009 0.17867595772374933 0.1868635162781378 0.80000000000000071 Cost of sales 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 Costo de ventas 10654.668408449999 10821.89494115 -1.5695141912382405E-2 2564.5467656200003 2817.5450441999997 -9.8652238271363824E-2 as % net sales 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 % de ventas netas 0.66331254244884508 0.67083908554101468 -0.80000000000000071 0.67836495593728996 0.67410153021518138 0.40000000000000036 Operating expenses 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 Gastos de operación 3584.8767139300003 3520.8766950399995 1.7852781001173951E-2 842.74254082000004 905.13336372000003 -7.4033076388066166E-2 as % net sales 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 % de ventas netas 0.22317857265240754 0.2182558336823319 0.50000000000000044 0.22291931433413695 0.21655440319879959 0.60000000000000053 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q4 4 3 ESPAÑOL CHECK January - December Fourth Quarter Enero - Diciembre Cuarto Trimestre 2024 2025 % var 2024 2025 % var 2024 2025 % var 2024 2025 % var Operating earnings before other expenses, net 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Resultado de operación antes de otros gastos, neto 1,823.2725215025639 1,789.1073416132499 -1.8738383585772622E-2 373.19308113173804 457.02586276994998 0.22463648410624937 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciación y amortización de activos 1,234.2361929089871 1,290.9660095504069 302.28823291266792 324.00837468903762 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Flujo de operación 3,057.508714411551 3,080.733511636568 7.3800727519590659E-3 675.48131404440596 781.0342374589876 0.15626327659989503 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Interés neto pagado -,514.840179146179 -,398.10452992776493 -,102.52687797117511 -83.979831150248145 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -1,011.225911583547 -,917.17273964915512 -,403.52868518009791 -,312.16290982492217 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Cambio en inversión de capital de trabajo 223.03150951922578 -15.107426138884762 635.75618918418945 530.01142311294143 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Impuestos netos pagados -,854.43063575010683 -,300.69561109208405 -59.448359468776282 -77.823254256147408 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Otros gastos -51.293335993146158 -,307.20422503184921 -59.766518089257886 -87.881819326777602 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Ingresos de la venta de activo fijo 90.427095628424382 103.91204559769577 55.034365976295334 15.720348632089742 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Flujo de efectivo libre de operaciones discontinuas 123.66888245224746 -7.5577955530021459 20.004487532510872 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Flujo de efectivo libre de operaciones 1,063.602300770031 1,238.1430693686125 0.16410341390970751 761.00591602809436 764.91819464592345 5.1409306227845342E-3 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -2,303.1951084110319 0.34786566453817358 0.40198492964488652 1.1266128317771142 0.97936576651812857 5.4119265106712944E-2 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2024 5,836.4452644204093 *** Deuda neta a Diciembre 2024 5,836.4452644204093 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -1,238.1430693686125 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -1,238.1430693686125 Free cash flow from operations TRUE - Growth capital expenditures* 477.2783531008098 Others - Inversiones en activo fijo de crecimiento* 477.2783531008098 Growth capital expenditures* TRUE - Acquisitions and divestments -,964.83297067584704 -30.112503571861268 - Adquisiciones y ventas de activos -,964.83297067584704 Acquisitions and disposals TRUE - Dividends 127.46959381451161 -0.66589558571881113 - Dividendos 127.46959381451161 Dividends TRUE - Investments in intangible assets 209.94387464121797 -49.334366886343403 - Inversiones en activo intangible 209.94387464121797 Investments in intangible assets TRUE - Coupons on subordinated notes 98.65277780000001 8.8317137281883618E-2 - Cupones en notas subordinadas 98.65277780000001 Coupons on subordinated notes TRUE - Others net 410.84744992610996 -326.0800885668263 1025 - Otros neto 410.84744992610996 Others net TRUE Net debt variation YTD -,878.7839907618104 TRUE -4.742912452642071 *** Variación de la deuda neta acumulada a Diciembre 2025 -,878.7839907618104 Net debt variation YTD TRUE *** Net debt December 2025 4,957.6612736585994 -,410.84744992610996 *** Deuda neta a Diciembre 2025 4,957.6612736585994 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt September 2025 5,591.5939751135802 *** Deuda neta a Septiembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -,764.91819464592345 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -,764.91819464592345 Free cash flow from operations TRUE - Growth capital expenditures* 106.00123151656733 Others - Inversiones en activo fijo de crecimiento* 106.00123151656733 Growth capital expenditures* TRUE - Acquisitions and divestments -,163.96386692504603 3.5121404437014774 - Adquisiciones y ventas de activos -,163.96386692504603 Acquisitions and disposals TRUE - Dividends 32.511700199716827 -25.739655169239668 - Dividendos 32.511700199716827 Dividends TRUE - Investments in intangible assets 60.369653225943125 11.20257337 - Inversiones en activo intangible 60.369653225943125 Investments in intangible assets TRUE - Coupons on subordinated notes 0 -9.6790808043385255 - Cupones en notas subordinadas 0 Coupons on subordinated notes TRUE - Others net 96.01962524656642 -73.453727793320724 - Otros neto 96.01962524656642 Others net TRUE Net debt sequential variation -,633.97985138217575 TRUE -1.8618752933689795 *** Variación de la deuda neta secuencial a Diciembre 2025 -,633.97985138217575 Net debt variation SEQUENTIAL TRUE *** Net debt December 2025 4,957.6141237314041 FALSE -96.01962524656642 *** Deuda neta a Diciembre 2025 4,957.6141237314041 Net debt Q TRUE -4.7149927195277996E-2 [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 2025 2024 4T25 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Net Sales 1144.3913708067353 1111.0819565831846 280.83623795850269 267.38912464457729 Cement Volume 0 0 % var (comp) 9.5655918480378327E-3 -3.2491471152121164E-2 % var (l-t-l) 9.5655918480378327E-3 -3.2491471152121164E-2 Price (l-t-l) 0 0 Flujo de Operación 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Operating EBITDA 222.95892224214515 212.38713811248931 53.206127039062089 51.982629043598131 Ready mix Volume 0 0 % var (comp) 1.8807672638518343E-2 -4.5984383101913461E-2 % var (l-t-l) 1.8807672638518343E-2 -4.5984383101913461E-2 Price (l-t-l) 0 0 Margen Flujo de Operación 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Operating EBITDA margin 0.19482751087590858 0.19115343999071438 0.18945605960910217 0.19440816492703361 Aggregates Volume 0 0 var pp 0.40000000000000036 -0.50000000000000044 pp var 0.40000000000000036 -0.50000000000000044 Price (l-t-l) 0 0 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 Sales 280.83623795850269 1111.0819565831846 1144.3913708067353 267.38912464457729 % var (comp) -3.2491471152121164E-2 9.5655918480378327E-3 % YoY (l-t-l) -3.2491471152121164E-2 9.5655918480378327E-3 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 EBITDA 53.206127039062089 212.38713811248931 222.95892224214515 51.982629043598131 % var (comp) -4.5984383101913461E-2 1.8807672638518343E-2 % YoY (l-t-l) -4.5984383101913461E-2 1.8807672638518343E-2 Margen EBITDA 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 EBITDA margin 0.18945605960910217 0.19115343999071438 0.19482751087590858 0.19440816492703361 var pp -0.50000000000000044 0.40000000000000036 pp var -0.50000000000000044 0.40000000000000036 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 U.S.A. 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europe, Middle East and Africa 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europe 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Middle East and Africa 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 South, Central America and the Caribbean 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Others and intercompany eliminations 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 U.S.A. 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europe, Middle East and Africa 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europe 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Middle East and Africa 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 South, Central America and the Caribbean 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Others and intercompany eliminations -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1135999.1993855799 1050054.21009723 981282.34763977397 1059642.66709446 1117220.4045870199 Estados Unidos 1334682.61409 1233320.9424300001 1190295.70502 1305978.07054 1309885.3206 Europa, Medio Oriente y África 1242949.3233992397 1154663.7035785865 1069541.7457412025 1341394.9265992206 1378733.2164337127 Europa 969706.92543085408 872358.03043663467 781686.13670631172 1041139.3827341136 1026427.6681712441 Medio Oriente y África 273242.39796838572 282305.67314195191 287855.6090348906 300255.54386510712 352305.54826246877 Centro, Sudamérica y el Caribe 281822.68067830068 267389.12464457727 280689.99372260779 285373.30081225978 297491.83831336559 Otros y eliminaciones intercompañía 59574.19746687985 75054.402919606306 92408.452106415527 100146.81249406002 142089.90561590134 TOTAL 4055028.0150199998 3780482.3836700004 3614218.2442300003 4092535.7775400006 4245420.6855499996 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 319276.62746477238 282509.49314275099 308234.39645429846 346874.57467852678 369399.54498341365 Estados Unidos 257968.11573000002 238280.38500999994 189744.7996800002 278536.80884999997 269306.76548999996 Europa, Medio Oriente y África 201489.39807382372 177245.00642326655 116865.75579891271 229193.95806850077 247058.9889832878 Europa 163781.45121544661 135931.84768959033 68684.871459679867 177903.8700961413 183908.42006406316 Medio Oriente y África 37707.946858377087 41313.158733676217 48180.884339232842 51290.087972359463 63150.568919224635 Centro, Sudamérica y el Caribe 43617.586392114812 51982.629043598128 55180.655398545634 49539.587930547044 65032.551873990291 Otros y eliminaciones intercompañía -79761.268920710892 -74536.203059615596 -75076.694641756985 -82318.967217574565 -68533.613040690747 TOTAL 742590.45874000003 675481.31056000001 594948.91269000014 821825.96230999997 882264.23829000106 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 0 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 0 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 U.S. -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europe 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Cemento gris doméstico Concreto Agregados 2025 vs. 2024 2025 vs. 2024 2025 vs. 2024 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -8.3896032175950458E-2 9.5584438931813863E-3 5.0652449894069466E-2 -0.11183395567203258 2.0873660160921563E-2 5.9727475996959933E-2 -0.11562162573937267 1.8682137539183723E-2 5.9853839183909401E-2 Estados Unidos -3.2428319744641165E-2 -2.5227474528029308E-2 -2.5227474528029308E-2 0 -5.6624471042395728E-2 6.3722801803606701E-3 6.3722801803606701E-3 0 -1.9543846633265558E-2 4.2508448213047806E-2 4.2508448213047806E-2 EMEA 6.6260032779503389E-2 5.6061041748572522E-2 2.5860108289504351E-2 0 5.5716756464235608E-2 6.7870135450878125E-2 1.117915663112959E-2 0 2.8924973590341754E-2 3.9021512464009873E-2 -1.2263365038612308E-2 Europa 4.6943470665668716E-2 2.9337022494564317E-2 -2.3746337388718571E-2 0 -2.130605055399892E-2 7.1646573629788768E-2 1.8813385354844173E-2 0 2.0388563315316702E-2 2.4344649386387678E-2 -2.0569589243265012E-2 MEA 0.11459579747786025 0.3422582849063675 0.4493520297067215 0 0.17480408132882608 0.10325331226869391 3.7421759504702397E-2 0 5.9727187257161293E-2 0.11360104628126637 3.3319203464518506E-2 SCAC 2.0680736644364039E-2 2.604521984684708E-2 2.1905804084782848E-2 0 -4.6354414112991078E-2 6.5729021694780829E-2 5.1709011838641544E-2 0 -0.1149106912520738 5.845453173736842E-2 4.5056344426455348E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 2025 2024 4T25 4T24 2025 vs. 2024 4T25 vs. 4T24 2025 2024 4Q25 4Q24 2025 vs. 2024 4Q25 vs. 4Q24 Ventas Netas 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cemento Volumen 6.626003277950368E-2 6.6434852830401819E-2 Net Sales 5117.5207312746379 4630.9552848529001 1327.8508425005 1154.6637035785864 Cement Volume 6.626003277950368E-2 6.6434852830401819E-2 % var (comp) 5.5190478932831945E-2 5.4739141645418585E-2 Precio (comp) 2.2909361445284333E-2 2.0447460625743371E-2 % var (l-t-l) 5.5190478932831945E-2 5.4739141645418585E-2 Price (l-t-l) 2.2909361445284333E-2 2.0447460625743371E-2 Flujo de Operación 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Concreto Volumen 5.5716756464235608E-2 3.3152760007640232E-2 Operating EBITDA 787.5284130675891 637.22095154821466 194.40971021688782 177.24500642326655 Ready mix Volume 5.5716756464235608E-2 3.3152760007640232E-2 % var (comp) 0.18573951195216357 1.3712757982468324E-2 Precio (comp) 1.117915663112959E-2 1.8856814777439078E-2 % var (l-t-l) 0.18573951195216357 1.3712757982468324E-2 Price (l-t-l) 1.117915663112959E-2 1.8856814777439078E-2 Margen Flujo de Operación 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Agregados Volumen 2.8924973590341616E-2 -1.3713493558991237E-2 Operating EBITDA margin 0.15388866101797632 0.13760032484711318 0.14640929838986386 0.15350357500105075 Aggregates Volume 2.8924973590341616E-2 -1.3713493558991237E-2 var pp 1.5999999999999988 -0.80000000000000071 Precio (comp) -1.2263365038612308E-2 1.0941897817421834E-2 pp var 1.5999999999999988 -0.80000000000000071 Price (l-t-l) -1.2263365038612308E-2 1.0941897817421834E-2 4T25 2024 2025 4T24 4Q25 2024 2025 4T24 Ventas 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 Sales 1327.8508425005 4630.9552848529001 5117.5207312746379 1154.6637035785864 % var (comp) 5.4739141645418585E-2 5.5190478932831945E-2 % YoY (l-t-l) 5.4739141645418585E-2 5.5190478932831945E-2 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 EBITDA 194.40971021688782 637.22095154821466 787.5284130675891 177.24500642326655 % var (comp) 1.3712757982468324E-2 0.18573951195216357 % YoY (l-t-l) 1.3712757982468324E-2 0.18573951195216357 Margen EBITDA 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 EBITDA margin 0.14640929838986386 0.13760032484711318 0.15388866101797632 0.15350357500105075 var pp -0.80000000000000071 1.5999999999999988 pp var -0.80000000000000071 1.5999999999999988 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 4Q25 vs. 4Q24 4Q25 vs. 4Q24 4Q25 vs. 4Q24 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 0 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 0 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 U.S. -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 0 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europe 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Cemento gris doméstico Concreto Agregados 4T25 vs. 4T24 4T25 vs. 4T24 4T25 vs. 4T24 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México -5.3023460260124486E-3 0.1684484621671728 4.8114019148343713E-2 -0.10734255219763564 0.18188863378531511 6.1749224231560602E-2 -2.4163452005661199E-2 0.23374781082111845 0.10833763981615639 Estados Unidos -3.325737878041677E-2 -3.3714550805775623E-2 -3.3714550805775623E-2 -5.8585848204234917E-2 -4.4332673096208215E-3 -4.4332673096208215E-3 0.10119378794722553 7.0000393433935467E-3 7.0000393433935467E-3 EMEA 6.6434852830401528E-2 0.10443054834294005 2.0447460625743801E-2 0 3.3152760007640232E-2 0.1187152894144035 5.8430926262448954 0 -1.3713493558990972E-2 9.683823530402845E-2 1.0941897817421713E-2 Europa 4.8707870216798392E-2 6.9455437146064863E-2 -2.043676455946631E-2 0 -1.2178804178554842E-2 0.10257027079707104 1.0513265231481409E-2 0 -8.6306402461141553E-3 6.6496797439832542E-2 -6.2023131415723147E-3 MEA 0.10711127193365912 0.39589340164433406 0.34278459815532969 0 9.3746654660139053E-2 0.16936780722636363 5.4372605096091695E-2 0 -3.1211376305507774E-2 0.22964027642934892 8.3877878366167488E-2 SCAC -9.0683889315399096E-4 6.7666039380648649E-2 8.4183670355282656E-3 0 -0.13692600185944154 0.18499137484445011 244.56139062766212 0 -0.27619401658196019 0.35016571472599295 0.1975423240763256 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 U.S.A. 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europe, Middle East and Africa 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europe 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Middle East and Africa 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 South, Central America and the Caribbean 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Others and intercompany eliminations 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 U.S.A. 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europe, Middle East and Africa 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europe 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Middle East and Africa 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 South, Central America and the Caribbean 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Others and intercompany eliminations -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 1314211.5969078401 1381218.0661068901 1135999.1993855799 1050054.21009723 4881483.0724975402 981282.34763977397 1059642.66709446 1117220.4045870199 FALSE 3158145.4193212539 Estados Unidos 1233975.4416400001 1391962.4633200001 1334682.61409 1233320.9424300001 5193941.4614800001 1190295.70502 1305978.07054 1309885.3206 FALSE 3806159.0961600002 Europa, Medio Oriente y África 1045116.3125492528 1188225.9453258247 1242949.3233992397 1154663.7035785865 4630955.2848529033 1069541.7457412025 1341394.9265992206 1378733.2164337127 FALSE 3789669.8887741356 Europa 808477.85380373208 970704.68629123503 969706.92543085408 872358.03043663467 3621247.4959624554 781686.13670631172 1041139.3827341136 1026427.6681712441 FALSE 2849253.1876116693 Medio Oriente y África 236638.45874552059 217521.2590345896 273242.39796838572 282305.67314195191 1009707.7888904478 287855.6090348906 300255.54386510712 352305.54826246877 FALSE 940416.70116246655 Centro, Sudamérica y el Caribe 271011.61232939165 291200.25682091527 281822.68067830068 267389.12464457727 1111423.6744731849 280689.99372260779 285373.30081225978 297491.83831336559 FALSE 863555.13284823322 Otros y eliminaciones intercompañía 41849.330283515155 68536.2171863697 59574.19746687985 75054.402919606306 245014.14785637101 92408.452106415527 100146.81249406002 142089.90561590134 FALSE 334645.17021637689 TOTAL 3906164.2937099999 4321142.9487600001 4055028.0150199998 3780482.3836700004 16062817.64116 3614218.2442300003 4092535.7775400006 4245420.6855499996 - 11952174.707320001 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 419721.24244049157 453946.83826089383 319276.62746477238 282509.49314275099 1475454.2013089089 308234.39645429846 346874.57467852678 369399.54498341365 FALSE 1024508.5161162389 Estados Unidos 237037.04324 297369.80634000007 257968.11573000002 238280.38500999994 1030655.3503200001 189744.7996800002 278536.80884999997 269306.76548999996 FALSE 737588.37402000022 Europa, Medio Oriente y África 83246.415669560389 175240.13138156425 201489.39807382372 177245.00642326655 637220.95154821489 116865.75579891271 229193.95806850077 247058.9889832878 FALSE 593118.70285070129 Europa 54340.770506096043 154903.02395148834 163781.45121544661 135931.84768959033 508957.09336262126 68684.871459679867 177903.8700961413 183908.42006406316 FALSE 430497.16161988431 Medio Oriente y África 28905.645163464349 20337.107430075903 37707.946858377087 41313.158733676217 128263.85818559356 48180.884339232842 51290.087972359463 63150.568919224635 FALSE 162621.54123081695 Centro, Sudamérica y el Caribe 55387.459226851242 61399.463449925133 43617.586392114812 51982.629043598128 212387.13811248931 55180.655398545634 49539.587930547044 65032.551873990291 FALSE 169752.79520308296 Otros y eliminaciones intercompañía -72567.007906903193 -71344.449512382213 -79761.268920710892 -74536.203059615596 -298208.92939961189 -75076.694641756985 -82318.967217574565 -68533.613040690747 FALSE -225929.27490002228 TOTAL 722825.1526700001 916611.78992000106 742590.45874000003 675481.31056000001 3057508.7118900013 594948.91269000014 821825.96230999997 882264.23829000106 - 2299039.1132900012 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 U.S.A. 0 0 0 0 0 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 0 0 USA 0 0 0 0 0 0 0 0 0 0 EMEAA 0 0 0 0 0 0 0 0 0 0 Europe 0 0 0 0 0 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 0 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Relevant Sustainability indicators Carbon strategy 2024 2025 Gross Kg of CO2 per ton of cementitious 577 568 Net Kg of CO2 per ton of cementitious 523 528 Clinker factor 72.7% 71.4% Alternative fuels 36.7% 32.1% Low-carbon products 2024 2025 Blended cement as % of total cement produced 81.8% 84.5% Health and safety 2024 2025 Employee fatalities 1 2 Employee LTI frequency rate 0.6 0.3 Operations with zero fatalities and injuries (%) 96% 97%

Notes and Definitions SCAC South, Central America and the Caribbean. EMEA Europe, Middle East and Africa. MEA Middle East, and Africa. Cement When providing cement volume variations, refers to domestic gray cement operations (starting in 2Q10, the base for reported cement volumes changed from total domestic cement including clinker to domestic gray cement). LC Local currency. l-t-l (like to like) On a like-to-like basis adjusting for currency fluctuations. Maintenance capital expenditures Investments incurred for the purpose of ensuring the company’s operational continuity. These include capital expenditures on projects required to replace obsolete assets or maintain current operational levels, and mandatory capital expenditures, which are projects required to comply with governmental regulations or company policies. Sales When referring to reportable segment sales, revenues are presented before eliminations of intragroup transactions. When referring to Consolidated Sales, these represent the total revenues (Net Sales) of the company as reported in the financial statements. EBIT Means Operating earnings before other expenses, net. EBITDA Means Operating EBITDA: Operating earnings before other expenses, net plus depreciation and operating amortization. EBITDA margin Means Operating EBITDA margin: which is calculated by dividing our “Operating EBITDA” by our sales. Free cash flow from operations Cemex defines it as Operating EBITDA minus net interest paid, maintenance capital expenditures, maintenance lease payments, fixed asset sales, change in working capital, net taxes paid, and other cash expenditures. Investment in intangible assets Investments and expenses incurred in the development of internal-use software, industrial property, and trademarks. IFRS International Financial Reporting Standards, as issued by the International Accounting Standards Board. Pp Percentage points. Prices All references to pricing initiatives, price increases or decreases, refer to our prices for our products. Growth capital expenditures Investments incurred with the purpose of increasing the company’s profitability. These include capital expenditures on projects designed to increase profitability by expanding capacity, and margin improvement capital expenditures, which are projects designed to increase profitability by reducing costs. USD/U.S. dollars U.S. dollars. % YoY Year-over-year percentage variation for the same period of the previous year.